UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05399

THE NEW AMERICA HIGH INCOME FUND, INC.
(Exact name of registrant as specified in charter)

33 Broad Street, Boston, MA			02109
(Address of principal executive offices)			(Zip code)

Ellen E. Terry 33 Broad Street Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 263-6400

Date of fiscal year end:	December 31, 2014

Date of reporting period:	July 1, 2014 to December 31, 2014

Item 1.           Report to Stockholders

February 12, 2015

Dear Shareholder,

We are pleased to report to our shareholders on the results of The New America High Income Fund (the "Fund") for the year ended December 31, 2014. The Fund's net asset value per share (the "NAV") ended the period at $10.09. The market price for the Fund's shares was $8.94 on December 31, 2014. In 2014, the Fund paid common stock dividends totaling $0.835 per share, including a special dividend of $.12 per share. The dividend yield for the year ended December 31, 2014 on a share of common stock purchased at year-end 2013 was approximately 8.7%. However, there is no certainty that the monthly dividend will continue at the current level of $.065 per share per month. The common stock dividend can be affected by portfolio results, the cost and amount of leverage, market conditions, and operating expenses, among other factors.

As discussed below in detail by the Fund's investment advisor, the markets experienced greater volatility in the second half of the year than in recent years. Market analysts continue to watch for a change in Federal Reserve policy. We cannot know for certain when interest rates will increase, but at some point the very low interest rate environment of recent years will change and interest rates will return to more historically typical, higher levels. While our investment advisor believes that high yield market fundamentals at year-end were relatively attractive, we cannot rule out the possibility that an increase in rates may result in some downward pressure on prices for high yield debt and increased volatility as the market factors in the impact.

At year-end, the Fund had borrowed $90 million through its credit facility (the "Facility") with The Bank of Nova Scotia. The Facility, which has a one year term and a maximum aggregate borrowing capacity of $100 million, was extended in October for an additional year. Amounts borrowed under the Facility bear interest at an adjustable rate based on a margin above LIBOR. As a consequence, in the current interest rate environment the 1.06% interest rate on the Facility at December 31, 2014 offered an attractive spread relative to the year-end weighted average current yield of 7.05% on the Fund's portfolio. The Fund's leverage contributed approximately 23% of the common stock dividend in 2014. An increase in the cost of the leverage or reduction in the portfolio's yield will reduce the spread and may reduce the income available for the common stock dividend. We remind our shareholders that leverage increases the total return to the common shareholders in favorable markets while the opposite is true in unfavorable markets.

	Total Returns for the Periods Ending December 31, 2014
	1 Year	3 Years Cumulative
New America High Income Fund (Stock Price and Dividends)*	1.02%	14.15%
New America High Income Fund (NAV and Dividends)	3.99%	37.29%
Lipper Closed-End Fund Leveraged High Yield Average (NAV and Dividends)	2.40%	37.62%
Credit Suisse High Yield Index	1.86%	25.65%
Citigroup 10 Year Treasury Index	10.72%	6.35%

Sources: Credit Suisse, Citigroup, Lipper Inc., The New America High Income Fund, Inc.

Past performance is no guarantee of future results. Total return assumes the reinvestment of dividends.

The Credit Suisse High Yield Index and Citigroup 10 Year Treasury Index are unmanaged indices. Unlike the Fund, the indices have no trading activity, expenses or leverage.

*  Because the Fund's shares may trade at either a discount or premium to the Fund's net asset value per share, returns based upon the stock price and dividends will tend to differ from those derived from the underlying change in net asset value and dividends.

Market Review

Following a long absence, volatility resurfaced across global financial markets in recent months, pressuring high yield bond prices in its aftermath. The high yield market, as measured by the Credit Suisse High Yield Index, declined approximately 1.59% in the fourth quarter and 3.50% for the final six months of 2014, nearly offsetting the 5.55% result enjoyed in the first half of the year. Nonetheless, the asset class managed to deliver a 1.86% gain for the full year, its sixth consecutive positive annual result.

A steady drumbeat of disappointing news, from the outbreak of the deadly Ebola virus to ongoing geopolitical tensions, a drastic decline in commodity prices and mounting concerns around economic activity in Europe and China all weighed on investor sentiment. Additionally, investors continued to anticipate that the U.S. Federal Reserve would reverse their stimulative course and engineer tighter monetary policy in 2015.

Among industries carrying sub-investment grade ratings, the energy sector was, by far, the worst-performing for 2014, with many energy bonds suffering as a result of the precipitous decline in oil prices. Metals and mining credits also significantly underperformed the broader high yield market. Brent crude fell roughly 40% during the fourth quarter, reaching its lowest levels since 2009. The weak performance of energy and metals and mining names had a substantial impact on the below investment-grade market overall, as these sectors now represent a 20% (or more) weighting in major high yield indexes. Oil prices have faced downward pressure from several factors recently, especially increased production in North America. The prospects for slowing demand in China and OPEC's decision to leave production goals unchanged exacerbated the price declines for crude and related commodities.

From a quality perspective, BB-rated credits were the best performing issues, receiving a boost from falling U.S. Treasury yields and investors' general preference for higher-rated bonds in the face of increased volatility.

According to J.P. Morgan, nearly $70 billion of new high yield bond issues came to market in the final quarter of the year. Though a decline from the prior two quarters, likely attributable to increased turbulence and seasonal factors, the $355.7 billion of bonds issued in 2014 is still elevated from a historical perspective. Merger and acquisition activity accounted for a growing percentage of total new issuance proceeds as the year progressed, with most of these transactions strategic in nature and seemingly reasonable from a leverage standpoint.

Similar to the situation earlier this year involving TXU, Caesar's Entertainment, another large bond and loan issuer, missed a December coupon payment on its operating company debt and entered a 30-day grace period. If this company officially defaults, it will have a meaningful impact on the overall default rate for the asset class. Our view is that this was largely expected by market participants and that any associated contagion stemming from this bankruptcy would likely be limited in 2015.

Strategy Review

In the fourth quarter, the energy sector was a major area of focus for market participants as oil price declines intensified. Our high yield team has monitored the mounting supply and demand imbalances in the global oil market for quite some time and reflected a cautious view in the Fund's portfolio by maintaining an underweight allocation to the energy sector relative to the benchmark and selecting what we considered to be higher quality credits. As a surge of low-coupon energy bonds hit the primary market in recent years, we determined, in many cases, that the Fund was not being compensated for the risks and chose not to participate in a high percentage of new deals. This high level of selectivity proved prescient in the final months of the year as many energy bonds traded down dramatically, in some cases as much as 40%, or more. The combination of an underweight allocation versus the benchmark and a preference for higher quality credits in the energy sector was a major contributor to the Fund's positive relative performance results for the three-month and one-year periods.

We further decreased the Fund's exposure to energy and metals and mining-related credits in the fourth quarter. This should leave the Fund well positioned to capitalize on dislocations once these sectors stabilize. As for the remaining commodity-related names in the portfolio, we have focused on select sub-industries, picking issuers that are diversified by production source, have lower operating costs, and are hedged against low commodity prices. The Fund also holds positions in some energy credits that we believe have the potential to be upgraded to investment grade or profit from further industry consolidation.

In our view, there are areas of the market that are poised to benefit from lower commodity prices, particularly consumer-related sectors like retail and companies that use oil as a key input. High yield airline companies, including American Airlines and UAL, have received a boost based on expectations that lower fuel costs will lead to increased margins. Similarly, refiners and chemical companies are enjoying lower input costs. The portfolio's European high yield names have held up relatively well, despite disappointing economic activity in that region, partly because this segment of the market has limited exposure to energy and metals companies.

Outlook

While market conditions have been challenging over the last several months, valuations are far more inviting entering 2015 than they have been in years. Aside from the uncertainty emanating from the energy sector, the fundamentals underpinning the companies in the high yield market appear solid. Issuers have repaired their balance sheets, reduced capital costs and extended maturities through refinancing activity over the past several years.

Investor demand for high yield bonds is likely to persist in the current low interest rate environment, despite the price pullback investors endured as 2014 came to a close. As always, our team strives to deliver high current income through a commitment to diligent credit research and risk-conscious investing.

Sincerely,

Ellen E. Terry President The New America High Income Fund, Inc.	Paul A. Karpers Vice President T. Rowe Price Associates, Inc.

The views expressed in this update are as of the date of this letter. These views and any portfolio holdings discussed in the update are subject to change at any time based on market or other conditions. The Fund and T. Rowe Price Associates, Inc. disclaim any duty to update these views, which may not be relied upon as investment advice. In addition, references to specific companies' securities should not be regarded as investment recommendations or indicative of the Fund's portfolio as a whole.

The New America High Income Fund, Inc.

Industry Summary December 31, 2014	As a Percent of Total Investments
Energy	10.86%
Financial	8.60%
Cable Operators	7.86%
Health Care	7.48%
Services	6.27%
Wireless Communications	5.73%
Broadcasting	5.40%
Metals & Mining	4.67%
Automotive	4.53%
Information Technology	3.88%
Container	2.63%
Chemicals	2.50%
Building & Real Estate	2.48%
Other Telecommunications	2.38%
Utilities	2.35%
Gaming	2.33%
Manufacturing	2.28%
Airlines	2.24%
Retail	2.13%
Entertainment & Leisure	2.00%
Consumer Products	1.96%
Food/Tobacco	1.80%
Building Products	1.50%
Forest Products	1.43%
Satellites	1.27%
Supermarkets	0.69%
Publishing	0.63%
Transportation	0.50%
Aerospace & Defense	0.49%
Lodging	0.41%
Real Estate Investment Trust Securities	0.36%
Restaurants	0.36%
Total Investments	100.00%
Moody's Investors Service Ratings (1) December 31, 2014 (Unaudited)	As a Percent of Total Investments
Baa2	0.09%
Baa3	0.78%
Total Baa	0.87%
Ba1	5.78%
Ba2	8.28%
Ba3	13.41%
Total Ba	27.47%
B1	17.02%
B2	12.70%
B3	19.90%
Total B	49.62%
Caa1	13.63%
Caa2	5.44%
Caa3	0.35%
Total Caa	19.42%
Ca	0.35%
Unrated	1.30%
Equity	0.97%
Total Investments	100.00%

(1)  SOURCE: Moody's Investors Service, Inc. This table compiles the ratings assigned by Moody's to the Fund's holdings.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2014 (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — 129.65% (b)(d)
Aerospace & Defense — .64%
$475	Ducommun, Inc., Senior Notes, 9.75%, 07/15/18	B3	$509
500	Esterline Technologies, Senior Notes, 7%, 08/01/20	Ba2	526
150	Kratos Defense and Security Solutions, Inc., Senior Notes, 7%, 05/15/19	Caa1	128
350	Transdigm, Inc., Subordinated Notes, 6.50%, 07/15/24	Caa1	351
			1,514
Airlines — 2.93%
475	Air Canada, Senior Notes, 7.75%, 04/15/21 (g)	Caa1	496
675	Allegiant Travel Company, Senior Notes, 5.50%, 07/15/19	B1	687
1,100	American Airlines, Senior Notes, 5.50%, 10/01/19 (g)	B3	1,119
132	American Airlines, Senior Notes, 5.625%, 01/15/21 (g)	(e)	135
130	United Airlines, Senior Notes, 4.625%, 03/03/24	(e)	128
700	United Continental Holdings, Inc., Senior Notes, 6%, 12/01/20	B3	719
1,525	United Continental Holdings, Inc., Senior Notes, 6%, 07/15/26	B3	1,472
175	United Continental Holdings, Inc., Senior Notes, 6%, 07/15/28	B3	167
575	United Continental Holdings, Inc., Senior Notes, 6.375%, 06/01/18	B3	607
1,325	US Airways, Inc., Senior Notes, 6.125%, 06/01/18	B3	1,381
			6,911
Automotive — 5.93%
125	Affinia Group, Inc., Senior Notes, 7.75%, 05/01/21	Caa2	128
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$725	Allison Transmission, Inc., Senior Notes, 7.125% 05/15/19 (g)	B2	$759
175	American Axle and Manufacturing, Inc., Senior Notes, 5.125%, 02/15/19	B2	178
350	American Axle and Manufacturing, Inc., Senior Notes, 6.25%, 03/15/21	B2	368
375	American Axle and Manufacturing, Inc., Senior Notes, 6.625%, 10/15/22	B2	399
600	Chrysler Group LLC, Senior Notes, 8%, 06/15/19	B1	635
3,700	Chrysler Group LLC, Senior Notes, 8.25%, 06/15/21	B1	4,098
700	Dana Holding Corporation, Senior Notes, 5.375%, 09/15/21	B2	719
550	Gestamp Fund Lux S.A., Senior Notes, 5.625%, 05/31/20 (g)	B1	555
450	Goodyear Tire & Rubber Company, Senior Notes, 6.50%, 03/01/21	B1	479
550	Goodyear Tire & Rubber Company, Senior Notes, 8.25%, 08/15/20	B1	583
200	Goodyear Tire & Rubber Company, Senior Notes, 8.75%, 08/15/20	B1	232
350	Group 1 Automotive, Inc., Senior Notes, 5%, 06/01/22 (g)	B1	342
1,025	Jaguar Land Rover Automotive Plc, Senior Notes, 5.625%, 02/01/23 (g)	Ba2	1,079
675	MPG Holdco Inc., Senior Notes, 7.375%, 10/15/22 (g)	B3	695
350	Navistar International Group, Senior Notes, 8.25%, 11/01/21	B3	343
275	Nexteer Automotive Group Ltd., Senior Notes, 5.875%, 11/15/21 (g)	Ba1	275

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2014 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$400	Penske Auto Group, Inc., Senior Notes, 5.75%, 10/01/22	B1	$414
270	Pittsburgh Glass Works, LLC, Senior Notes, 8%, 11/15/18 (g)	B3	284
275	Schaeffler Finance B.V., Senior Notes, 6.25%, 11/15/19 (g)	B1	287
475	Schaeffler Finance B.V., Senior Notes, 6.875%, 08/15/18 (g)	B1	496
325	Sonic Automotive, Inc., Senior Subordinated Notes, 5%, 05/15/23	B2	315
300	Sonic Automotive, Inc., Senior Subordinated Notes, 7%, 07/15/22	B2	323
			13,986
Broadcasting — 7.07%
1,075	AMC Networks, Inc., Senior Notes, 4.75%, 12/15/22	B1	1,043
725	CBS Outdoor Americas Capital LLC, Senior Notes, 5.25%, 02/15/22 (g)	B1	735
250	CBS Outdoor Americas Capital LLC, Senior Notes, 5.625%, 02/15/24 (g)	B1	253
75	Clear Channel Worldwide Holdings, Inc., Senior Notes, 6.50%, 11/15/22	B1	76
850	Clear Channel Worldwide Holdings, Inc., Senior Notes, 6.50%, 11/15/22	B1	876
75	Clear Channel Worldwide Holdings, Inc., Senior Subordinated Notes, 7.625%, 03/15/20	B3	78
350	Gannett Co., Inc., Senior Notes, 5.125%, 10/15/19	Ba1	359
900	Gannett Co., Inc., Senior Notes, 6.375%, 10/15/23	Ba1	958
650	IHeart Communications, Inc., Senior Notes, 9%, 12/15/19	Caa1	642
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$800	IHeart Communications, Inc., Senior Notes, 10%, 01/15/18	Ca	$686
357	IHeart Communications, Inc., Senior Notes, 14%, 02/01/21 (c)	Ca	293
325	Lamar Media Corporation, Senior Subordinated Notes, 5.875%, 02/01/22	B1	338
350	Lin Television Corporation, Senior Notes, 8.375%, 04/15/18	B3	366
950	MDC Partners, Inc., Senior Notes, 6.75%, 04/01/20 (g)	B3	973
525	Media General Financing Sub, Inc., Senior Notes, 5.875%, 11/15/22 (g)	B3	521
400	Polish Television Holding B.V., Senior Notes, 11%, 01/15/21 (g)(EUR)	(e)	572
600	Sinclair Television Group, Inc., Senior Notes, 6.125%, 10/01/22	B1	609
1,475	Sirius XM Radio, Inc., Senior Notes, 5.75%, 08/01/21 (g)	B1	1,512
725	Starz LLC, Senior Notes, 5%, 09/15/19	Ba2	729
375	Townsquare Radio LLC, Senior Notes, 9%, 04/01/19 (g)	B3	399
2,425	Univision Communications, Inc., Senior Notes, 5.125%, 05/15/23 (g)	B2	2,473
300	Univision Communications, Inc., Senior Notes, 6.75%, 09/15/22 (g)	B2	322
1,750	Univision Communications, Inc., Senior Notes, 8.50%, 05/15/21 (g)	Caa2	1,864
			16,677
Building & Real Estate — 3.24%
500	CCRE Company, Senior Notes, 7.75%, 02/15/18 (g)	B1	522
350	Greystar Real Estate Partners, LLC, Senior Notes, 8.25%, 12/01/22 (g)	B2	357

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2014 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$1,175	Howard Hughes Corporation, Senior Notes, 6.875%, 10/01/21 (g)	Ba3	$1,228
1,550	Jefferies LoanCore LLC, Senior Notes, 6.875%, 06/01/20 (g)	B2	1,422
600	KB Home, Senior Notes, 8%, 03/15/20	B2	655
325	Ladder Capital Finance Holdings LLLP, Senior Notes, 5.875%, 08/01/21 (g)	Ba3	310
400	Ladder Capital Finance Holdings LLLP, Senior Notes, 7.375%, 10/01/17	Ba3	415
450	Realology Group LLC, Senior Notes, 5.25%, 12/01/21 (g)	Caa1	436
125	Realology Group LLC, Senior Notes, 9%, 01/15/20 (g)	B3	138
550	RPG Byty s.r.o., Senior Notes, 6.75%, 05/01/20 (g)(EUR)	Ba2	679
675	William Lyon Homes, Inc., Senior Notes, 7%, 08/15/22 (g)	B3	678
750	William Lyon Homes, Inc., Senior Notes, 8.50%, 11/15/20	B3	806
			7,646
Building Products — 1.97%
350	Associated Materials, Inc., Senior Notes, 9.125%, 11/01/17	Caa1	288
450	Builders First Source, Inc., Senior Notes, 7.625%, 06/01/21 (g)	Caa1	459
650	Building Materials Holding Corporation, Senior Notes, 9%, 09/15/18 (g)	B3	679
575	Nortek, Inc., Senior Notes, 8.50%, 04/15/21	Caa1	617
650	Nortek, Inc., Senior Notes, 10%, 12/01/18	Caa1	681
375	RSI Home Products, Inc., Senior Notes, 6.875%, 03/01/18 (g)	B1	390
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$275	Springs Industries, Inc., Senior Notes, 6.25%, 06/01/21	B2	$269
850	Summit Materials LLC, Senior Notes, 10.50%, 01/31/20	Caa1	941
175	USG Corporation, Senior Notes, 5.875%, 11/01/21 (g)	B1	177
125	USG Corporation, Senior Notes, 9.75%, 01/15/18	Caa1	143
			4,644
Cable Operators — 10.29%
750	Altice Financing S.A., Senior Notes, 7.75%, 05/15/22 (g)	B3	750
875	Altice Financing S.A., Senior Notes, 9%, 06/15/23 (g)(EUR)	B3	1,165
675	Altice Financing S.A., Senior Notes, 9.875%, 12/15/20 (g)	B3	720
500	B Communications Ltd., Senior Notes, 7.375%, 02/15/21 (g)	(e)	528
475	Block Communications, Inc., Senior Notes, 7.25%, 02/01/20 (g)	B1	484
75	CCO Holdings, LLC, Senior Notes, 5.25%, 03/15/21	B1	75
725	CCO Holdings, LLC, Senior Notes, 5.25%, 09/30/22	B1	725
325	CCO Holdings, LLC, Senior Notes, 5.75%, 09/01/23	B1	328
2,350	CCO Holdings, LLC, Senior Notes, 6.625%, 01/31/22	B1	2,503
525	CCOH Safari, Senior Notes, 5.50%, 12/01/22	B1	531
650	Cequel Communications Holdings I, LLC, Senior Notes, 5.125%, 12/15/21 (g)	B3	632
1,775	Cequel Communications Holdings I, LLC, Senior Notes, 6.375%, 09/15/20 (g)	B3	1,846
900	CSC Holdings, LLC, Senior Notes, 6.75%, 11/15/21	Ba2	992
800	Dish DBS Corporation, Senior Notes, 5.125%, 05/01/20	Ba3	808
525	Dish DBS Corporation, Senior Notes, 5.875%, 07/15/22	Ba3	537

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2014 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$325	Dish DBS Corporation, Senior Notes, 6.75%, 06/01/21	Ba3	$349
550	LGE Holdco VI B.V., Senior Notes, 7.125%, 05/15/24 (g) (EUR)	B3	732
800	Mediacom Broadband LLC, Senior Notes, 6.375%, 04/01/23	B3	819
1,675	Netflix, Inc., Senior Notes, 5.375%, 02/01/21	Ba3	1,746
500	Netflix, Inc., Senior Notes, 5.75%, 03/01/24 (g)	Ba3	519
900	Numericable Group, S.A., Senior Notes, 6.25%, 05/15/24 (g)	Ba3	907
425	United Group BV, Senior Notes, 7.875%, 11/15/20 (g) (EUR)	B2	546
900	Unitymedia Hessen GmbH & Company, Senior Notes, 5%, 01/15/25 (g)	B3	898
675	Unitymedia Kabel BW GmbH, Senior Notes, 6.125%, 01/15/25 (g)	B3	697
475	UPCB Finance Limited, Senior Notes, 6.875%, 01/15/22 (g)	Ba3	517
550	UPCB Finance Limited, Senior Notes, 7.25%, 11/15/21 (g)	Ba3	602
575	Videotron Ltee., Senior Notes, 5%, 07/15/22	Ba2	585
375	Virgin Media Finance, Plc, Senior Note, 6%, 10/15/24 (g)	B2	394
700	VTR Finance B.V., Senior Notes, 6.875%, 01/15/24 (g)	B1	719
175	WaveDivision Holdings, LLC, Senior Notes, 8.125%, 09/01/20 (g)	B3	186
550	Wide Open West Finance, LLC, Senior Notes, 10.25%, 07/15/19	Caa1	575
800	Wide Open West Finance, LLC, Senior Subordinated Notes, 13.375%, 10/15/19	Caa1	841
			24,256
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Chemicals — 3.28%
$300	Axalta Coating Systems Dutch Holding B B.V., Senior Notes, 7.375%, 05/01/21 (g)	Caa1	$317
475	Ciech Group Financing, Senior Notes, 9.50%, 11/30/19 (g)(EUR)	B1	634
790	Consolidated Energy Finance, Senior Notes, 6.75%, 10/15/19 (g)	B2	772
450	W.R. Grace & Company Conn., Senior Notes, 5.125%, 10/01/21 (g)	Ba3	461
1,050	Hexion Specialty Chemicals, Inc., Senior Notes, 6.625%, 04/15/20	B3	1,021
1,075	Hexion Specialty Chemicals, Inc., Senior Notes, 8.875%, 02/01/18	Caa2	957
350	Ineos Group Holdings S.A., Senior Notes, 6.125%, 08/15/18 (g)	B3	335
975	Momentive Performance Materials, Inc., Senior Secured Notes, 3.88%, 10/24/21	(e)	824
975	Momentive Performance Materials, Inc., Senior Secured Notes, 8.875%, 10/15/20 (a)(f) ESC	(e)	0
425	PolyOne Corporation, Senior Notes, 5.25%, 03/15/23	Ba3	426
1,225	PQ Corporation, Senior Notes, 8.75%, 05/01/18 (g)	Caa1	1,268
425	Rayonier Ameircan Products, Inc., Senior Notes, 5.50%, 06/01/24 (g)	Ba3	351
350	Trinseo Materials Operating S.C.A., Senior Notes, 8.75%, 02/01/19	B2	355
			7,721
Consumer Products — 2.56%
525	24 Hour Holdings III LLC, Senior Notes, 8%, 06/01/22 (g)	Caa1	420

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2014 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$1,325	Activision Blizzard, Inc., Senior Notes, 5.625%, 09/15/21 (g)	Ba2	$1,395
350	Activision Blizzard, Inc., Senior Notes, 6.125%, 09/15/23 (g)	Ba2	377
160	Avon Products, Inc., Senior Notes 4.60%, 03/15/20	Baa3	145
750	Hanesbrands, Inc., Senior Notes, 6.375%, 12/15/20	Ba2	797
275	Levi Strauss & Co., Senior Notes, 6.875%, 05/01/22	Ba3	298
325	Pantry, Inc., Senior Notes, 8.375%, 08/01/20	Caa1	356
575	Quicksilver Inc., Senior Notes, 10%, 08/01/20	Caa2	397
225	Spectrum Brands Escrow, Senior Notes, 6.375%, 11/15/20	B3	235
650	Spectrum Brands Escrow, Senior Notes, 6.625%, 11/15/22	B3	691
700	Sun Products, Senior Notes, 7.75%, 03/15/21 (g)	Caa2	592
325	Wolverine World Wide, Inc., Senior Notes, 6.125%, 10/15/20	Ba3	340
			6,043
Container — 3.45%
375	AEP Industries, Inc., Senior Notes, 8.25%, 04/15/19	B3	386
365	Ardagh Finance Holdings S.A., Senior Notes, 8.625%, 06/15/19 (c)(g)	Caa2	361
200	Ardagh Packaging Finance plc, Senior Notes, 6.25%, 01/31/19 (g)	Caa1	197
578	Ardagh Packaging Finance plc, Senior Notes, 7%, 11/15/20 (g)	Caa1	581
400	Beverage Packaging Holdings (Lux) II S.A., Senior Notes, 5.625%, 12/15/16 (g)	Caa2	393
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$650	Beverage Packaging Holdings (Lux) II S.A., Senior Subordinated Notes 6%, 06/15/17 (g)	Caa2	$637
275	Bormioli Rocco Holdings, Senior Notes, 10%, 08/01/18 (g) (EUR)	B3	319
700	Consolidated Container Company LLC, Senior Notes, 10.125%, 07/15/20 (g)	Caa2	658
400	Exopack Holding Corporation, Senior Notes, 10%, 06/01/18 (g)	Caa2	421
350	Greif Inc., Senior Notes, 7.75%, 08/01/19	Ba2	396
525	Reynolds Group Issuer, Inc., Senior Notes, 8.25%, 02/15/21	Caa2	539
1,350	Reynolds Group Issuer, Inc., Senior Notes, 9%, 04/15/19	Caa2	1,390
900	Reynolds Group Issuer, Inc., Senior Notes, 9.875%, 08/15/19	Caa2	949
625	Sealed Air Corporation, Senior Notes, 5.25%, 04/01/23 (g)	B1	634
249	Tekni Plex, Inc., Senior Notes, 9.75%, 06/01/19 (g)	B3	270
			8,131
Energy — 14.10%
750	American Energy — Permian Basin, Senior Notes, 6.732%, 08/01/19 (g)	Caa1	555
375	Antero Resources Finance Corporation, Senior Notes, 5.125%%, 12/01/22 (g)	B1	354
825	Antero Resources Finance Corporation, Senior Notes, 6%, 12/01/20	B1	827
1,025	Atlas Pipeline Partners, L.P., Senior Notes, 5.875%, 08/01/23	B2	1,028
175	Bill Barrett Corporation, Senior Notes, 7%, 10/15/22	B2	141

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2014 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$1,275	Bill Barrett Corporation, Senior Notes, 7.625%, 10/01/19	B2	$1,160
875	Bonanza Creek Energy, Inc., Senior Notes, 5.75%, 02/01/23	B3	682
925	CGG SA, Senior Notes, 6.875%, 01/15/22	B1	703
200	CGG SA, Senior Notes, 6.50%, 06/01/21	B1	152
50	Chesapeake Energy Corp., Senior Notes, 5.375%, 06/15/21	Ba1	50
150	Chesapeake Energy Corp., Senior Notes, 5.75%, 03/15/23	Ba1	155
425	Compressco Partners, L.P., Senior Notes, 7.25%, 08/15/22 (g)	B2	366
1,825	Concho Resources, Inc., Senior Notes, 5.50%, 04/01/23	Ba3	1,834
300	Concho Resources, Inc., Senior Notes, 7%, 01/15/21	Ba3	316
700	Denbury Resources, Inc., Senior Notes, 5.50%, 05/01/22	B1	641
200	Exterran Holdings, Inc., Senior Notes, 6%, 04/01/21	B1	178
675	Exterran Holdings, Inc., Senior Notes, 6%, 10/01/22 (g)	B1	587
925	Ferrellgas, L.P., Senior Notes, 6.50%, 05/01/21	B2	907
250	Ferrellgas, Partners L.P., Senior Notes, 6.75%, 01/15/22	B2	246
675	Jupiter Resources, Inc., Senior Notes, 8.50%, 10/01/22 (g)	B3	506
900	Laredo Petroleum, Inc., Senior Notes, 7.375%, 05/01/22	B2	846
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,675	MarkWest Energy Partners, L.P., Senior Notes, 4.50%, 07/15/23	Ba3	$1,616
325	McDermott International, Senior Notes, 8%, 05/01/21 (g)	B1	228
675	Memorial Resource Development Corporation, Senior Notes, 5.875%, 07/01/22 (g)	Caa1	604
625	Newfield Exploration Company, Senior Subordinated Notes, 5.75%, 01/30/22	Ba1	622
75	Newfield Exploration Company, Senior Notes, 5.625%, 07/01/24	Ba1	74
400	NuStar Logistics, L.P., Senior Notes, 6.75%, 02/01/21	Ba1	432
100	Pacific Rubiales Energy Corporation, Senior Notes, 5.125%, 03/28/23 (g)	Ba2	79
575	Pacific Rubiales Energy Corporation, Senior Notes, 5.625%, 01/29/25 (g)	Ba2	450
500	Parker Drilling Company, Senior Notes, 6.75%, 07/15/22	B1	375
1,100	Parsley Energy LLC, Senior Notes 7.50%, 2/15/22 (g)	Caa1	1,048
1,400	PDC Energy, Senior Notes, 7.75%, 10/15/22	B3	1,330
650	Penn Virginia Corporation, Senior Notes, 7.25%, 04/15/19	Caa1	507
800	Penn Virginia Corporation, Senior Notes, 8.50%, 05/01/20	Caa1	640
125	Penn Virginia Resource, Senior Notes, 6.50%, 05/15/21	Ba3	126
675	Precision Drilling Corporation, Senior Notes, 6.625%, 11/15/20	Ba1	607
700	Range Resources Corporaiton, Senior Subordinated Notes, 5%, 03/15/23	Ba2	702

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2014 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$450	Regency Energy Partners, L.P., Senior Notes, 5.875%, 03/01/22	Ba3	$442
1,375	Rosetta Resources, Inc., Senior Notes, 5.875%, 06/01/24	B1	1,224
350	Sabine Pass LNG, L.P., Senior Notes, 5.625%, 04/15/23	Ba3	345
250	Sabine Pass LNG, L.P., Senior Notes, 6.25%, 03/15/22	Ba3	254
300	Sabine Pass LNG, L.P., Senior Notes, 6.50%, 11/01/20	B1	305
900	Seven Generations Energy Ltd., Senior Notes, 8.25%, 05/15/20 (g)	B3	864
875	Seventy Seven Energy Inc., Senior Notes, 6.50%, 07/15/22	B2	516
975	SM Energy Company, Senior Notes, 5%, 01/15/24	Ba2	848
325	SM Energy Company, Senior Notes, 6.50%, 11/15/21	Ba2	315
650	SM Energy Company, Senior Notes, 6.50%, 01/01/23	Ba2	627
225	SM Energy Company, Senior Notes, 6.625%, 02/15/19	Ba2	222
1,450	Targa Resources Partners L.P., Senior Notes, 4.25%, 11/15/23	Ba2	1,334
800	Targa Resources Partners L.P., Senior Notes, 5.25%, 05/01/23	Ba2	776
1,375	Tervita Corporation, Senior Notes, 8%, 11/15/18 (g)	B3	1,191
675	Tervita Corporation, Senior Notes, 10.875%, 02/15/18 (g)	Caa2	417
300	Western Refining, Inc., Senior Notes, 6.25%, 04/01/21	B3	293
100	WPX Energy, Inc., Senior Notes, 5.25%, 09/15/24	Ba1	93
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,525	WPX Energy, Inc., Senior Notes, 6%, 01/15/22	Ba1	$1,495
			33,235
Entertainment & Leisure — 2.62%
525	Cedar Fair LP, Senior Notes, 5.25%, 03/15/21	B1	534
500	DreamWorks Animation SKG, Inc., Senior Notes, 6.875%, 08/15/20 (g)	Ba3	515
350	National CineMedia LLC, Senior Notes, 6%, 04/15/22	Ba2	350
500	NCL Corporation, Ltd., Senior Notes, 5.25%, 11/15/19 (g)	B2	504
200	Regal Entertainment Group, Senior Notes, 5.75%, 06/15/23	B3	188
2,400	Regal Entertainment Group, Senior Notes, 5.75%, 03/15/22	B3	2,292
675	Six Flags Entertainment Corporation, Senior Notes, 5.25%, 01/15/21 (g)	B3	675
672	WMG Acquisition Corporation, Senior Notes, 6%, 01/15/21 (g)	B1	655
525	WMG Acquisition Corporation, Senior Notes, 6.75%, 04/15/22 (g)	Caa1	461
			6,174
Financial — 10.58%
600	Aircastle Limited, Senior Notes, 6.25%, 12/01/19	Ba3	634
619	Ally Financial, Inc., Senior Notes, 7.50%, 09/15/20	B1	726
625	American Capital Ltd., Senior Notes, 6.50%, 09/15/18 (g)	B3	653
375	A S Company, Senior Notes, 7.875%, 12/15/20 (g)	Caa2	383
450	CIT Group, Inc., Senior Notes, 5%, 08/15/22	Ba3	459
2,075	CIT Group, Inc., Senior Notes, 5%, 08/01/23	Ba3	2,122

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2014 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$325	CIT Group, Inc., Senior Notes, 5.375%, 05/15/20	Ba3	$342
475	CNO Financial Group Inc., Senior Notes, 6.375%, 10/01/20 (g)	Ba2	501
1,200	Discover Financial Services, Senior Notes, 10.25%, 07/15/19	Ba1	1,507
525	E*Trade Financial Corporation, Senior Notes, 5.375%, 11/15/22	Ba3	534
350	General Motors Financial Company, Inc., Senior Notes, 3.25%, 05/15/18	Ba1	351
200	General Motors Financial Company, Inc., Senior Notes, 6.75%, 06/01/18	Ba1	227
825	Harbinger Group, Inc., Senior Notes, 7.875%, 07/15/19	Ba3	877
600	Hub International Limited, Senior Notes, 7.875%, 10/01/21 (g)	Caa1	597
650	Icahn Enterprises, Senior Notes, 4.875%, 03/15/19	Ba3	650
1,200	Icahn Enterprises, Senior Notes, 6%, 08/01/20	Ba3	1,233
300	International Lease Finance Corporation, Senior Notes, 8.875%, 09/01/17	Ba2	338
525	iStar Financial, Inc., Senior Notes, 5%, 07/01/19	B2	512
525	iStar Financial, Inc., Senior Notes, 7.125%, 02/15/18	B2	553
425	MSCI, Inc., Senior Notes, 5.25%, 11/15/24 (g)	Ba1	441
525	National Financial Partnership, Senior Notes, 9%, 07/15/21 (g)	Caa2	550
975	Nationstar Mortgage LLC, Senior Notes, 6.50%, 07/01/21	B2	887
475	Navient Corporation, Senior Notes, 5%, 10/26/20	Ba3	469
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$400	Neuberger Berman Group LLC, Senior Notes, 5.625%, 03/15/20 (g)	Baa3	$416
425	Neuberger Berman Group LLC, Senior Notes, 5.875%, 03/15/22 (g)	Baa3	448
925	OneMain Financial Holdings, Inc., Senior Notes, 6.75%, 12/15/19 (g)	B2	946
1,150	Provident Funding Associates, L.P., Senior Notes, 6.75%, 06/15/21 (g)	Ba3	1,113
225	Provident Funding Associates, L.P., Senior Notes, 10.125%, 02/15/19 (g)	Ba3	238
325	Sberbank, Senior Notes, 6.125%,0 2/07/22 (g)	Baa2	286
420	Sberbank, Subordinated Notes, 5.125%, 10/29/22 (g)	Ba1	322
350	Sberbank, Subordinated Notes, 5.50%, 02/26/24 (g)	(e)	256
500	Springleaf Finance Corporation, Senior Notes, 5.25%, 12/15/19	B2	491
1,350	Synovus Financial Corporation, Subordinate Notes, 5.125%, 06/15/17	B1	1,374
525	Synovus Financial Corporation, Senior Notes, 7.875%, 02/15/19	Ba3	584
200	Towergate Finance plc, Senior Notes, 8.50%, 02/15/18 (g)(GBP)	Caa2	278
250	Towergate Finance plc, Senior Notes, 10.50%, 02/15/19 (g)(GBP)	Ca	109
1,100	USI Inc., Senior Notes, 7.75%, 01/15/21 (g)	Caa2	1,081
1,600	Walter Investment Management Corporation, Senior Notes, 7.875%, 12/15/21	B3	1,448
			24,936

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2014 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
Food/Tobacco — 2.36%
$525	Big Heart Pet Brands, Senior Notes, 7.625%, 02/15/19	Caa1	$517
326	Bumble Bee Acquistion Company, Senior Notes, 9%, 12/15/17 (g)	B3	343
600	Constellation Brands, Inc., Senior Notes, 6%, 05/01/22	Ba1	661
750	Cott Beverages, Inc., Senior Notes, 5.375%, 07/01/22 (g)	B3	688
425	Cott Beverages, Inc., Senior Notes, 6.75%, 01/01/20 (g)	B3	429
200	Darling Escrow Corporation, Senior Notes, 5.375%, 01/15/22	B1	197
200	Diamond Foods, Inc., Senior Notes, 7%, 03/15/19 (g)	Caa2	206
255	JBS Investments GMBH, Senior Notes, 7.75%, 10/28/20 (g)	(e)	260
450	JBS USA, LLC, Senior Notes, 5.875%, 07/15/24 (g)	Ba3	442
300	Post Holdings, Inc., Senior Notes, 6%, 12/15/22 (g)	B2	281
325	Post Holdings, Inc., Senior Notes, 6.75%, 12/01/21 (g)	B2	318
425	Post Holdings, Inc., Senior Notes, 7.375%, 02/15/22	B2	427
425	Shearers Food, Inc., Senior Notes, 9%, 11/01/19 (g)	B1	465
325	Whitewave Foods Company, Senior Notes, 5.375%, 10/01/22	B1	334
			5,568
Forest Products — 1.88%
180	Ainsworth Lumber Company Ltd., Senior Notes, 7.50%, 12/15/17 (g)	B1	186
425	Boise Cascade LLC, Senior Notes, 6.375%, 11/01/20	B1	446
925	Cascades, Inc., Senior Notes, 7.875%, 01/15/20	Ba3	960
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$650	P.H. Glatfelter Company, Senior Notes, 5.375%, 10/15/20	Ba1	$661
325	Graphic Packaging International, Inc., Senior Notes, 4.75%, 04/15/21	Ba3	327
625	Mercer International, Inc., Senior Notes, 7%, 12/01/19 (g)	B2	631
350	Mercer International, Inc., Senior Notes, 7.75%, 12/01/22 (g)	B2	355
575	Potlach Corporation, Senior Notes, 7.50%, 11/01/19	Baa3	653
200	Sappi Papier Holding GmbH, Senior Notes, 6.625%, 04/15/21 (g)	Ba2	205
			4,424
Gaming — 3.05%
75	Boyd Gaming Corporation, Senior Notes, 9%, 07/01/20	B3	77
625	Cirsa Funding Luxembourg S.A., Senior Notes, 8.75%, 05/15/18 (g)(EUR)	B3	778
900	Graton Economic Development Authority, Senior Notes, 9.625%, 09/01/19 (g)	B2	981
825	MGM Resorts International, Senior Notes, 6.625%, 12/15/21	B3	864
625	MGM Resorts International, Senior Notes, 6.75%, 10/01/20	B3	656
375	Peninsula Gaming, LLC, Senior Notes, 8.375%, 02/15/18 (g)	Caa1	389
825	Pinnacle Entertainment, Inc., Senior Notes, 7.50%, 04/15/21	B2	860
625	Quapaw Downstream Development Authority, Senior Notes, 10.50%, 07/01/19 (g)	B3	580
289	Rivers Pittsburgh Borrower, L.P., Senior Notes, 9.50%, 06/15/19 (g)	B3	306

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2014 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$275	Safari Holding Verwaltungs GmbH, Senior Notes, 8.25%, 02/15/21 (g)(EUR)	B2	$337
500	Scientific Games International Inc., Senior Notes, 7%, 01/01/22 (g)	Ba3	506
825	Station Casinos LLC, Senior Notes, 7.50%, 03/01/21	Caa1	846
			7,180
Health Care — 9.79%
275	Aviv Healthcare Properties Ltd. Partnership, Senior Notes, 7.75%, 02/15/19	Ba3	286
500	Capella Healthcare, Inc., Senior Notes, 9.25%, 07/01/17	B3	520
725	Capsugel S.A., Senior Notes, 7%, 05/15/19 (g)	Caa1	736
850	CHS/Community Health Systems, Inc., Senior Notes, 5.125%, 08/01/21	Ba2	886
1,600	CHS/Community Health Systems, Inc., Senior Notes, 6.875%, 02/01/22	B3	1,696
725	CHS/Community Health Systems, Inc., Senior Notes, 7.125%, 07/15/20	B3	769
475	CHS/Community Health Systems, Inc., Senior Notes, 8%, 11/15/19	B3	507
750	Crimson Merger, Inc., Senior Notes, 6.625%, 05/15/22 (g)	Caa1	671
975	Fresenius Medical Care US Finance II, Inc., Senior Notes, 5.625%, 07/31/19 (g)	Ba2	1,043
250	Fresenius Medical Care US Finance II, Inc., Senior Notes, 5.875%, 01/31/22 (g)	Ba2	271
525	HCA Holdings, Inc., Senior Notes, 6.25%, 02/15/21	B2	560
1,375	HCA, Inc., Senior Notes, 7.50%, 02/15/22	B2	1,568
475	Iasis Healthcare Capital 8.375%, 05/15/19	Caa1	501
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$400	Jaguar Holdings, Inc., Senior Notes, 9.375%, 10/15/17 (g)	Caa1	$409
700	Jaguar Holdings, Inc., Senior Notes, 9.50%, 12/01/19 (g)	B3	744
75	JLL/Delta Dutch Newco B.V., Senior Notes, 7.50%, 02/01/22 (g)	Caa2	76
650	Kindred Healthcare, Inc., Senior Notes, 8%, 01/15/20 (g)	B2	691
625	Kinetic Concepts, Inc., Senior Notes, 10.50%, 11/01/18	B3	684
275	Kinetic Concepts, Inc., Senior Notes, 12.50%, 11/01/19	Caa1	305
525	Medi Partenaires SAS, Senior Notes, 7%, 05/15/20 (g) (EUR)	B2	672
250	MPT Operating Partnership, L.P., Senior Notes, 6.375%, 02/15/22	Ba1	268
525	MPT Operating Partnership, L.P., Senior Notes, 6.875%, 05/01/21	Ba1	562
675	Omega Healthcare Investors, Inc., Senior Notes, 5.875%, 03/15/24	Ba1	719
625	Opal Acquisition, Inc., Senior Note, 8.875%, 12/15/21 (g)	Caa2	634
300	Par Pharmaceutical, Senior Notes, 7.375%, 10/15/20	Caa1	314
120	Pinnacle Merger, Senior Notes, 9.50%, 10/01/23 (g)	Caa1	130
600	Select Medical Corporation, Senior Notes, 6.375%, 06/01/21	B3	610
1,100	Tenet Healthcare Corporation, Senior Notes, 4.50%, 04/01/21	Ba2	1,103
525	Tenet Healthcare Corporation, Senior Notes, 6%, 10/01/20	Ba2	564
250	Truven Health Analytics, Senior Notes, 10.625%, 06/01/20	Caa2	245
200	Truven Health Analytics, Senior Notes, 10.625%, 06/01/20 (g)	Caa2	196

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2014 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$850	Universal Hospital Services, Inc., Senior Notes, 7.625%, 08/15/20	B3	$729
1,900	Valeant Pharmaceuticals International, Senior Notes, 6.375%, 10/15/20 (g)	B1	1,985
825	Valeant Pharmaceuticals International, Senior Notes, 6.75%, 08/15/18 (g)	B1	877
525	Wellcare Health Plans, Inc., Senior Notes, 5.75%, 11/15/20	Ba2	543
			23,074
Information Technology — 5.08%
600	Alcatel Lucent USA, Inc., Senior Notes, 6.75%, 11/15/20 (g)	B3	630
400	Alcatel Lucent USA, Inc., Senior Notes, 8.875%, 01/01/20 (g)	B3	435
1,000	Ancestry.com Inc., Senior Notes, 9.625%, 10/15/18 (g)	Caa1	980
425	Ancestry.com Inc., Senior Notes, 11%, 12/15/20	B3	474
600	Bankrate, Inc., Senior Notes, 6.125%, 08/15/18 (g)	B2	561
650	BMC Software Finance, Inc., Senior Notes, 8.125%, 07/15/21 (g)	Caa1	611
150	Dell, Inc., Senior Notes, 4.625%, 04/01/21	B1	145
375	Dell, Inc., Senior Notes, 5.65%, 04/15/18	B1	395
500	Dell, Inc., Senior Notes, 5.875%, 06/15/19	B1	529
875	Denali Borrower, Senior Notes, 5.625%, 10/15/20 (g)	Ba2	910
800	Eagle Midco Inc., Senior Notes, 9%, 06/15/18 (g)	Caa1	818
500	Epicor Software Corporation, Senior Notes, 8.625%, 05/01/19	B3	530
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$650	Goodman Networks, Inc., Senior Secured Notes, 12.125%, 07/01/18	B3	$671
1,350	iGATE Corporation, Senior Notes, 4.75%, 04/15/19	B1	1,350
1,000	Infor Software Parent, Inc., Senior Notes, 7.125%, 05/01/21 (g)	Caa1	985
650	Infor US, Inc., Senior Notes, 9.375%, 04/01/19	Caa1	699
400	NXP B.V., Senior Notes, 5.75%, 02/15/21 (g)	Ba3	420
450	NXP B.V., Senior Notes, 5.75%, 03/15/23 (g)	Ba3	473
350	Zebra Technologies Corporation, Senior Notes, 7.25%, 10/15/22 (g)	B2	370
			11,986
Lodging — .53%
850	Hilton Worldwide Finance, Senior Notes, 5.625%, 10/15/21	B3	886
375	Playa Resorts Holding B.V., Senior Notes, 8%, 08/15/20 (g)	Caa1	374
			1,260
Manufacturing — 2.98%
850	Accudyne Industries Borrower S.C.A., Senior Notes, 7.75%, 12/15/20 (g)	Caa1	803
675	Apex Tool Group, Senior Notes, 7%, 02/01/21 (g)	Caa1	579
400	CNH Capital LLC, Senior Notes, 3.625%, 04/15/18	Ba1	394
900	CNH Capital LLC, Senior Notes, 6.25%, 11/01/16	Ba1	943
250	Columbus McKinnon Corporation, Senior Subordinated Notes, 7.875%, 02/01/19	B1	260
1,200	Gardner Denver Inc., Senior Notes, 6.875%, 08/15/21 (g)	Caa1	1,152
400	Manitowoc Company, Inc., Senior Notes, 5.875%, 10/15/22	B2	407

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2014 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$300	Manitowoc Company, Inc., Senior Notes, 8.50%, 11/01/20	B2	$325
301	Mcron Finance Sub LLC, Senior Notes, 8.375%, 05/15/19 (g)	B1	319
600	Milacron LLC, Senior Notes, 7.75%, 02/15/21 (g)	Caa1	612
1,000	Terex Corporation, Senior Notes, 6%, 5/15/21	B2	1,020
200	Terex Corporation, Senior Notes, 6.50%, 04/01/20	B2	210
			7,024
Metals & Mining — 6.11%
900	AK Steel Corporation, Senior Notes, 7.625%, 10/01/21	Caa1	828
850	AK Steel Corporation, Senior Notes, 8.375%, 04/01/22	Caa1	786
300	Aleris International, Inc., Senior Notes, 7.625%, 02/15/18	B2	303
600	Aleris International, Inc., Senior Notes, 7.875%, 11/01/20	B2	606
175	ArcelorMittal, Senior Notes, 6%, 03/01/21	Ba1	181
225	ArcelorMittal, Senior Notes, 6.75%, 02/25/22	Ba1	239
500	ArcelorMittal, Senior Notes, 10.35%, 06/01/19	Ba1	601
625	BlueScope Steel (Finance) Limited, Senior Notes, 7.125%, 05/01/18 (g)	Ba3	648
1,200	Consol Energy, Inc., Senior Notes, 5.875%, 04/15/22 (g)	B1	1,119
550	Consol Energy, Inc., Senior Notes, 8.25%, 04/01/20	B1	573
675	Eldorado Gold Corporation, Senior Notes, 6.125%, 12/15/20 (g)	Ba3	656
975	First Quantum Minerals Ltd., Senior Notes, 7.25%, 05/15/22 (g)	B1	882
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$725	Foresight Energy LLC, Senior Notes, 7.875%, 08/15/21 (g)	Caa1	$716
675	Lundin Mining Corporation, Senior Notes, 7.50%, 11/01/20 (g)	Ba2	665
400	Murray Energy Corporation, Senior Notes, 8.625%, 06/15/21 (g)	Caa1	382
450	Murray Energy Corporation, Senior Notes, 9.50%, 12/05/20 (g)	(e)	450
425	Novelis, Inc., Senior Notes, 8.75%, 12/15/20	B2	452
675	Nyrstar Netherlands Holdings B.V., Senior Notes, 8.50%, 09/15/19 (g) (EUR)	B3	818
775	Ryerson Inc., Senior Secured Notes, 9%, 10/15/17	Caa2	796
769	Ryerson Inc., Senior Secured Notes, 11.25%, 10/15/18	Caa3	819
225	Steel Dynamics, Senior Notes, 5.125%, 10/01/21 (g)	Ba2	229
450	SunCoke Energy Partners, L.P., Senior Notes, 7.375%, 02/01/20 (g)	B1	468
75	United States Steel Corporation, Senior Notes, 6.875%, 04/01/21	B1	77
500	Vedanta Resources Plc, Senior Notes, 6%, 01/31/19 (g)	Ba3	490
625	Vedanta Resources Plc, Senior Notes, 8.25%, 06/07/21 (g)	Ba3	619
			14,403
Other Telecommunications — 3.12%
1,300	Century Link, Inc., Senior Notes, 5.625%, 04/01/20	Ba2	1,358
375	Century Link, Inc., Senior Notes, 6.45%, 06/15/21	Ba2	405
1,325	DuPont Fabros Technology L.P., Senior Notes, 5.875%, 09/15/21	Ba1	1,351
250	Earthlink Inc., Senior Notes, 7.375%, 06/01/20	Ba3	253

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2014 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$600	Equinix, Inc., Senior Notes, 5.375%, 04/01/23	B1	$600
475	Equinix, Inc., Senior Notes, 5.375%, 01/01/22	B1	475
250	Equinix, Inc., Senior Notes, 5.75%, 01/01/25	B1	253
200	Level 3 Communications, Inc., Senior Notes, 8.875%, 06/01/19	Caa2	212
75	Level 3 Financing, Inc., Senior Notes, 7%, 06/01/20	B3	79
650	Level 3 Financing, Inc., Senior Notes, 8.625%, 07/15/20	B3	704
375	Play Topco S.A., Senior Notes, 7.75%, 02/28/20 (c)(g) (EUR)	Caa1	461
700	Telecom Italia, Senior Notes, 6.375%, 06/24/19 (GBP)	Ba1	1,197
			7,348
Publishing — .83%
599	Dex Media Inc., Senior Subordinated Notes, 14%, 01/29/17 (c)	Caa3	257
250	Harland Clarke Holdings Corporation, Senior Notes, 6.875%, 03/01/20 (g)	B1	243
525	Time, Inc., Senior Notes, 5.75%, 04/15/22 (g)	B1	508
875	Trader Corporation, Senior Notes, 9.875%, 08/15/18 (g)	B3	943
			1,951
Real Estate Investment Trust Securities — .47%
1,100	CBRE Services, Inc., Senior Notes, 5%, 03/15/23	Ba1	1,119
Restaurants — .47%
350	1011778 B.C. United Liability Company, Senior Notes, 6%, 04/01/22 (g)	Caa1	359
575	P.F. Chang's China Bistro, Inc., Senior Notes, 10.25%, 06/30/20 (g)	Caa1	574
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$175	Seminole Hard Rock Entertainment Inc., Senior Notes, 5.875%, 05/15/21 (g)	B2	$173
			1,106
Retail — 2.78%
275	Academy Ltd., Senior Notes, 9.25%, 08/01/19 (g)	B3	288
275	DBP Holding Corporation, Senior Notes, 7.75%, 10/15/20 (g)	Caa2	234
700	Guitar Center Inc., Senior Notes, 6.50%,04/15/19 (g)	B3	607
400	Magnolia S.A., Senior Notes, 9%, 08/01/20 (g)(EUR)	B2	465
375	Matalan Finance Plc, Senior Notes, 6.875%, 06/01/19 (g)(GBP)	B2	560
300	Michaels Stores, Inc., Senior Notes, 5.875%, 12/15/20 (g)	B3	302
650	New Look Bondco I plc, Senior Notes, 8.375%, 05/14/18 (g)	B1	683
400	99 Cents Only Stores, Senior Notes, 11%, 12/15/19	Caa1	423
650	PC Nextco Holdings, LLC, Senior Notes, 8.75%, 08/15/19	Caa2	657
1,200	J.C. Penney Corporation, Inc., Senior Notes, 8.125%, 10/01/19	Caa2	1,056
325	The Men's Warehouse, Inc., Senior Notes, 7%, 07/01/22 (g)	B2	332
925	William Carter, Senior Notes, 5.25%, 08/15/21	Ba2	953
			6,560
Satellites — 1.67%
775	Hughes Satellite Systems, Inc., Senior Notes, 6.50%, 06/15/19	Ba3	831
775	Hughes Satellite Systems, Inc., Senior Notes, 7.625%, 06/15/21	B3	854
1,275	Intelsat Jackson Holdings Ltd., Senior Notes, 5.50%, 08/01/23	B3	1,265

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2014 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$475	Intelsat (Luxembourg) S.A., Senior Notes, 6.625%, 12/15/22	Caa1	$488
100	Intelsat (Luxembourg) S.A., Senior Notes, 7.75%, 6/01/21	Caa2	100
375	ViaSat, Inc., Senior Notes, 6.875%, 06/15/20	B2	390
			3,928
Services — 8.20%
550	Alliance Data Systems Company, Senior Notes, 5.375%, 08/01/22 (g)	(e)	542
350	Aramark Holdings, Senior Notes, 5.75%, 03/15/20	B3	361
250	Ashtead Capital Inc., Senior Notes, 6.50%, 07/15/22 (g)	Ba3	268
500	Aston Escrow Corporation, Senior Notes, 9.50%, 08/15/21 (g)	B3	462
425	Blueline Rental Finance, Senior Notes, 7%, 02/01/19 (g)	B3	436
200	Brakes Capital, Senior Notes, 7.125%, 12/15/18 (g) (GBP)	B3	309
750	CDW Corporation, Senior Secured Notes, 6%, 08/15/22	B3	780
325	Clean Harbors, Incorporated, Senior Notes, 5.125%, 06/01/21	Ba2	326
250	Clean Harbors, Incorporated, Senior Notes, 5.25%, 08/01/20	Ba2	251
700	Corelogic Inc., Senior Notes, 7.25%, 06/01/21	B1	733
250	Corrections Corporation of America, Senior Notes, 4.625%, 05/01/23	Ba1	241
650	Dycom Investments Inc., Senior Subordinated Notes, 7.125%, 01/15/21	Ba3	683
450	Europcar Groupe SA, Senior Notes, 11.50%, 05/15/17 (g)(EUR)	Caa1	610
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,186	First Data Corporation, Senior Notes, 6.75%, 11/01/20 (g)	B1	$1,272
3,175	First Data Corporation, Senior Notes, 12.625%, 01/15/21	Caa1	3,762
175	FTI Consulting Inc., Senior Notes, 6%, 11/15/22	Ba2	180
475	FTI Consulting Inc., Senior Notes, 6.75%, 10/01/20	Ba2	498
300	H&E Equipment Services, Senior Notes, 7%, 09/01/22	B3	309
725	HD Supply, Inc., Senior Notes, 5.25%, 12/15/21 (g)	B1	738
350	Igloo Holdings Corporation, Senior Notes, 8.25%, 12/15/17 (g)	Caa2	353
215	Interline Brands Inc., Senior Notes, 10%, 11/15/18	Caa2	225
400	Iron Mountain Europe Plc, Senior Notes, 6.125%, 09/15/22 (g) (GBP)	Ba2	639
1,175	Laureate Education, Inc., Senior Ntoes, 9.75%, 09/01/19 (g)	Caa1	1,219
825	Lender Processing Services, Inc., Senior Notes, 5.75%, 04/15/23	Baa3	872
150	Loxam SAS, Senior Subordinated Notes, 7%, 07/23/22 (g)(EUR)	(e)	164
375	Outerwall, Inc., Senior Notes, 5.875%, 06/15/21 (g)	Ba3	351
925	Outerwall, Inc., Senior Notes, 6%, 03/15/19	Ba3	906
900	Safway Group Holding LLC, Senior Notes, 7%, 05/15/18 (g)	B3	855
250	Transunion Holding Company, Inc., Senior Notes, 8.125%, 06/15/18	Caa1	256
700	United Rentals of North America, Inc., Senior Notes, 6.125%, 06/15/23	B1	737
			19,338

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2014 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
Supermarkets — .91%
$550	BI-LO Holding Finance, LLC, Senior Notes, 9.25%, 02/15/19 (g)	B3	$506
1,300	Rite Aid Corporation, Senior Notes, 6.75%, 06/15/21	Caa1	1,339
275	Rite Aid Corporation, Senior Notes, 7.70%, 02/15/27	Caa1	299
			2,144
Transportation — .66%
1,250	Aguila 3 S.A., Senior Notes, 7.875%, 01/31/18 (g)	B2	1,225
325	Watco Companies, LLC, Senior Notes, 6.375%, 04/01/23 (g)	B3	325
			1,550
Utilities — 3.07%
775	AES Corporation, Senior Notes, 5.50%, 03/15/24	Ba3	787
875	Calpine Corporation, Senior Notes, 5.375%, 01/15/23	B3	886
675	Dynergy Finance, Senior Notes, 6.75%, 11/01/19 (g)	B3	685
1,650	Energy Future Intermediate Holding Company, 10%, 12/01/20 (a) ESC	(e)	153
850	GenOn Escrow Corporation, Senior Notes, 9.50%, 10/15/18	B3	846
2,325	NRG Energy, Inc., Senior Notes, 6.25%, 07/15/22	B1	2,377
350	NRG Energy, Inc., Senior Notes, 6.25%, 05/01/24 (g)	B1	355
550	NRG Energy, Inc., Senior Notes, 6.625%, 03/15/23	B1	569
575	NRG Yield Inc., Senior Notes, 5.375%, 08/15/24 (g)	Ba1	584
			7,242
Wireless Communications — 7.03%
775	Arqiva Broadcasting, Senior Notes, 9.50%, 03/31/20 (g)(GBP)	B3	1,324
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$950	Crown Castle International Corporation, Senior Notes, 5.25%, 01/15/23	B1	$967
625	Digicel Limited, Senior Notes, 6%, 04/15/21 (g)	B1	591
450	Digicel Group Limited, Senior Notes, 7.125%, 04/01/22 (g)	Caa1	427
100	Matterhorn Mobile S.A., Senior Notes, 7.75%, 02/15/20 (g)(EUR)	Caa1	126
205	Millicom International Cellular S.A., Senior Notes, 6.625%, 10/15/21 (g)	Ba2	213
200	Sable International Finance Limited, Senior Notes, 8.75%, 02/01/20 (g)	Ba2	217
2,850	Sprint Corporation, Senior Notes, 7.125%, 06/15/24	B2	2,658
1,425	Sprint Nextel Corporation, Senior Notes, 11.50%, 11/15/21	B2	1,735
675	Syniverse Holdings, Inc., Senior Notes, 9.125%, 01/15/19	Caa1	705
2,050	T-Mobile, USA, Inc., Senior Notes, 6%, 03/01/23	Ba3	2,065
1,350	T-Mobile, USA, Inc., Senior Notes, 6.25%, 04/01/21	Ba3	1,380
725	T-Mobile, USA, Inc., Senior Notes, 6.633%, 04/28/21	Ba3	740
305	Vimpelcom Holdings, Senior Notes, 5.20%, 02/13/19 (g)	Ba3	247
550	Vimpelcom Holdings, Senior Notes, 7.504%, 03/01/22 (g)	Ba3	446
650	Vimpelcom Holdings, Senior Notes, 7.748%, 02/02/21 (g)	Ba3	537
700	Wind Acquistion Holdings Finance S.A., Senior Notes, 4.75%, 07/15/20 (g)	Ba3	664
1,625	Wind Acquistion Holdings Finance S.A., Senior Notes, 7.375%, 04/23/21 (g)	Caa1	1,524
			16,566
	Total Corporate Debt Securities (Total cost of $308,269)		305,645

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2014 — Continued (Dollar Amounts in Thousands)

Shares		Moody's Rating (Unaudited)	Value (Note 1)
PREFERRED STOCK — 1.27% (b)(d)
Energy — .11%
4,079	Penn Virginia Corporation, Convertible, 6% (g)	(e)	$270
Financial — .69%
1,625	Ally Financial, Inc., 7% (g)	B3	1,624
Wireless Communications — .47%
2,207	American Tower Corporation, Convertible, 5.25%	(e)	254
7,000	Crown Castle International Corp., Convertible, 4.50%	(e)	721
2,476	T-Mobile, USA, Inc., Convertible, 5.50%	(e)	131
			1,106
	Total Preferred Stock (Total cost of $2,876)		3,000
	TOTAL INVESTMENTS — 130.92% (d) (Total cost of $311,145)		308,645
	CASH AND OTHER ASSETS LESS LIABILITIES — (30.92)% (d)		(72,903)
	NET ASSETS — 100.00%		$235,742

(a) Denotes income is not being accrued and/or issuer is in bankruptcy proceedings.

(b) All of the Fund's investments and other assets are pledged as collateral in accordance with a credit agreement with The Bank of Nova Scotia.

(c) Pay-In-Kind

(d) Percentages indicated are based on total net assets to common shareholders of $235,742.

(e) Not rated.

(f) Represents Level 3 security. See Note 1.

(g) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Unless otherwise noted, 144A Securities are deemed to be liquid. See Note 1of the Note to Schedule of Investments for valuation policy. Total market value of Rule 144A securities amounted to $130,368 as of December 31, 2014.

(EUR)  Euro

(GBP)  British Pound

ESC  Escrow Cusip. Represents a beneficial interest to account for possible future payments by the company. Interest rate and maturity date are those of the original security.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Assets and Liabilities
December 31, 2014
(Dollars in thousands, except shares and per share amounts)

Assets:
INVESTMENTS IN SECURITIES, at value (Identified cost of $311,145 see Schedule of Investments and Note 1)	$308,645
CASH	14,397
RECEIVABLES:
Investment securities sold	135
Interest and dividends	5,570
PREPAID EXPENSES	110
UNREALIZED GAIN ON CURRENCY AND FORWARD CURRENCY EXCHANGE CONTRACTS (Notes 1 and 7)	390
Total assets	$329,247
Liabilities:
CREDIT AGREEMENT (Note 4)	$90,000
PAYABLES:
Investment securities purchased	254
Dividend on common stock	2,931
Interest on loan (Note 4)	58
ACCRUED EXPENSES (Note 3)	250
UNREALIZED LOSS ON CURRENCY AND FORWARD CURRENCY EXCHANGE CONTRACTS (Notes 1 and 7)	12
Total liabilities	$93,505
Net Assets	$235,742
Represented By:
COMMON STOCK:
$0.01 par value, 40,000,000 shares authorized, 23,368,918 shares issued and outstanding	$234
CAPITAL IN EXCESS OF PAR VALUE	268,519
UNDISTRIBUTED NET INVESTMENT INCOME/ (LOSS) (Note 2)	(69)
ACCUMULATED NET REALIZED LOSS FROM SECURITIES TRANSACTIONS (Note 2)	(30,820)
NET UNREALIZED DEPRECIATION ON INVESTMENTS AND FORWARD CURRENCY EXCHANGE CONTRACTS	(2,122)
Net Assets Applicable To Common Stock (Equivalent to $10.09 per share, based on 23,368,918 shares outstanding)	$235,742

Statement of Operations
For the Year Ended
December 31, 2014 (Dollars in thousands)

Investment Income: (Note 1)
Interest income	$22,262
Dividend income	150
Other income	71
Total investment income	$22,483
Expenses:
Cost of leverage:
Interest expense (Note 4)	$1,000
Loan fees (Note 4)	10
Total cost of leverage	$1,010
Professional services:
Investment Advisor (Note 3)	$1,185
Legal	326
Custodian and transfer agent	322
Audit	57
Total professional services	$1,890
Administrative:
General administrative (Note 6)	$440
Directors	283
Insurance	143
Miscellaneous	42
Shareholder communications	40
NYSE	25
Total administrative	$973
Total expenses	$3,873
Net investment income	$18,610
Realized and Unrealized Gain (Loss) on Investment Activities:
Realized gain on investments and currencies, net	$3,428
Change in net unrealized appreciation/(depreciation) on investments and other financial instruments	$(14,071)
Net loss on investments	$(10,643)
Net increase in net assets resulting from operations	$7,967

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statements of Changes in Net Assets (Dollars in thousands, except shares and per share amounts)

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
From Operations:
Net investment income	$18,610	$19,478
Realized gain on investments and currencies, net	3,428	7,454
Change in net unrealized appreciation/(depreciation) on investments and other financial instruments	(14,071)	(4,646)
Net increase in net assets resulting from operations	$7,967	$22,286
From Fund Share Transactions:
Net asset value of 43,738 shares issued to common stockholders for reinvestment of dividends in 2013.	—	468
Distributions to Common Stockholders:
From net investment income ($.84 and $.86 per share in 2014 and 2013, respectively)	$(19,513)	$(20,097)
Total net increase (decrease) in net assets	$(11,546)	$2,657
Net Assets Applicable to Common Stock:
Beginning of period	$247,288	$244,631
End of period (Including $(69) and $(1,049) of undistributed net investment income/(loss) at December 31, 2014 and December 31, 2013, respectively)	$235,742	$247,288

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period

	For the Years Ended December 31,
	2014	2013	2012	2011	2010
NET ASSET VALUE:
Beginning of period	$10.58	$10.49	$9.58	$10.17	$9.44
NET INVESTMENT INCOME	.80	.83	.93	1.03	1.06
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	(.45)	.12	.96	(.57)	.73
DISTRIBUTIONS FROM NET INVESTMENT INCOME RELATED TO PREFERRED STOCK: (b)	—	—	(.01)	(.01)	(.03)
TOTAL FROM INVESTMENT OPERATIONS	.35	.95	1.88	.45	1.76
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(.84)	(.86)	(.97)	(1.04)	(1.03)
TOTAL DISTRIBUTIONS	(.84)	(.86)	(.97)	(1.04)	(1.03)
NET ASSET VALUE:
End of period	$10.09	$10.58	$10.49	$9.58	$10.17
PER SHARE MARKET VALUE:
End of period	$8,94	$9.65	$10.45	$10.21	$9.96
TOTAL INVESTMENT RETURN†	1.02%	.73%	12.18%	13.61%	22.02%

  †  Total investment return is calculated assuming a purchase of $1,000 of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period — Continued

	For the Years Ended December 31,
	2014	2013	2012	2011	2010
NET ASSETS, END OF PERIOD, APPLICABLE TO COMMON STOCK (a)	$235,742	$247,288	$244,631	$221,656	$234,624
NET ASSETS, END OF PERIOD, APPLICABLE TO PREFERRED STOCK (a)(b)	—	—	—	$85,425	$85,425
TOTAL NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK, END OF PERIOD (a)(b)	$235,742	$247,288	$244,631	$307,081	$320,049
EXPENSE RATIOS:
Ratio of interest expense to average net assets*	.40%	.43%	.06%	—	—
Ratio of preferred and other leverage expenses to average net assets*	—	—	.04%	.04%	.05%
Ratio of operating expenses to average net assets*	1.14%	1.23%	1.38%	1.42%	1.92%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS*	1.54%	1.66%	1.48%	1.46%	1.97%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS*	7.41%	7.82%	9.07%	10.10%	10.66%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK (b)	—	—	1.13%	1.07%	1.43%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK (b)	—	—	6.94%	7.41%	7.76%
PORTFOLIO TURNOVER RATE	48.26%	63.65%	69.91%	58.91%	79.02%

  (a)  Dollars in thousands.

  (b)  In November 2012, the preferred stock was redeemed.

  *  Ratios calculated on the basis of expenses and net investment income applicable to the common shares relative to the average net assets of the common stockholders only.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Information Regarding
Senior Securities

	As of December 31,
	2014	2013	2012	2011	2010
TOTAL AMOUNT OUTSTANDING:
Preferred Stock	$—	$—	$—	$85,425,000	$85,425,000
Credit Agreement	$90,000,000	$100,000,000	$85,425,000	—	—
ASSET COVERAGE:
Per Preferred Stock Share (1)	$—	$—	$—	$89,869	$93,664
Per $1,000 borrowed under Credit Agreement (2)	$3,619	$3,473	$3,864	—	—
Credit Agreement Asset Coverage (3)	362%	347%	386%	—	—
INVOLUNTARY LIQUIDATION PREFERENCE:
Per Preferred Stock Share (4)(5)	$—	$—	$—	$25,000	$25,000
LIQUIDATION VALUE:
Per Preferred Stock Share (4)(5)	$—	$—	$—	$25,000	$25,000

  (1)  Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the number of preferred shares outstanding.

  (2)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility, (per $1,000 of amount borrowed).

  (3)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility.

  (4)  Plus accumulated and unpaid dividends.

  (5)  In November 2012, the Fund redeemed all outstanding shares of its preferred stock at the liquidation preference per share of $25,000.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Cash Flows (Dollars in thousands)

For the Year Ended December 31, 2014
Cash Flows From Operating Activities:
Purchases of portfolio securities	$(1,978,784)
Sales and maturities of portfolio securities	2,001,559
Interest and dividends received	23,345
Other income	69
Operating expenses paid	(3,885)
Net cash provided by operating activities	$42,304
Cash Flows From Financing Activities:
Credit facility reduction	(10,000)
Common stock dividends	(20,101)
Net cash used by financing activities	$(30,101)
Net Increase in Cash	$12,203
Cash at Beginning of Period	2,194
Cash at End of Period	$14,397
Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:
Purchases of portfolio securities	$(1,978,784)
Sales and maturities of portfolio securities	2,001,559
Net increase in net assets resulting from operations	7,967
Amortization of interest	367
Net realized gain on investments and currencies	(3,428)
Change in net unrealized depreciation on investments and other financial instruments	14,071
Decrease in interest and dividend receivable	565
Increase in prepaid expenses	(11)
Decrease in accrued expenses and other payables	(2)
Net cash provided by operating activities	$42,304

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Notes to Financial Statements
December 31, 2014

(1) Significant Accounting and Other Policies

The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services Investment Companies". The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a Fund that is more diversified. See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States for investment companies that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

(a)  Valuation of Investments—Except as otherwise described below, the Fund's investments are valued based on evaluated bid prices provided by an independent pricing service. Independent pricing services provide prices based primarily on quotations from dealers and brokers, market transactions, data accessed from quotations services, offering sheets obtained from dealers and various relationships among similar securities. Investments whose primary market is on an exchange are valued at the last sale price on the day of valuation. Short-term investments with original maturities of 60 days or less are stated at amortized cost, which approximates the fair value of such investments. Following procedures approved by the Board of Directors, investments for which market prices are not yet provided by an independent pricing service (primarily newly issued fixed-income corporate bonds and notes) shall be valued at the most recently quoted bid price provided by a principal market maker for the security. Other investments for which market quotations are not readily available are valued in good faith at fair value using methods approved by the Board of Directors. Fair value measurement is further discussed in section (f) of this footnote.

(b)  Foreign Currency—Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U. S. dollar amounts on the respective dates of such transactions.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2014

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transaction, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(c)  Foreign Currency Forward Exchange Contracts—The Fund may enter into foreign currency forward exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. The Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

(d)  Securities Transactions and Net Investment Income—Securities transactions are recorded on trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Premiums or discounts on corporate debt securities are amortized based on the interest method for financial reporting purposes. All income on original issue discount and step interest bonds is accrued based on the effective interest method. The Fund does not amortize market premiums or discounts for tax purposes. Dividend payments received in the form of additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

(e)  Federal Income Taxes—It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(f)  Fair Value Measurement—The Fund applies ASC 820 "Fair Value Measurements and Disclosures". This standard establishes the definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2014

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Fund's major asset and liability categories is as follows.

Debt securities (corporate, convertible & bank debt). The fair value of debt securities is provided by independent pricing services using quotations from dealers and brokers, market transactions, data from quotations services, offering sheets and various relationships between securities. While most corporate bonds are categorized in level 2 of the fair value hierarchy, there may be instances where less observable inputs necessitate a level 3 categorization.

Equity securities (preferred and common stock). Equity securities for which the primary market is on an exchange will be valued at the last sale price on the day of valuation and are categorized in level 1 of the fair value hierarchy. Other equity securities traded in inactive markets or valued by independent pricing services using methods similar to debt securities are categorized in level 2. The fair value of equity securities in which observable inputs are unavailable are categorized in level 3.

Short-term investments. Short-term investments are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely the values would be categorized in level 2 of the fair value hierarchy.

Forwards are valued at the unrealized gain or loss on the contract as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Forwards are categorized in level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Investments
Debt Securities*	$—	$305,645	$—	$305,645
Preferred Stock
Energy	—	270	—	270
Financial	—	1,624	—	1,624
Wireless Communications	1,106	—	—	1,106
Total Investments	$1,106	$307,539	$—	$308,645
Forward Currency Exchange Contracts	$—	$388	$—	$388

*  Debt Securities — All are level 2. Type of debt and industries are shown on the Schedule of Investments.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2014

The Fund owned one Level 3 security at December 31, 2014. This security appears under Corporate Debt Securities, Chemicals and has a value of zero. The value was determined by the Valuation Committee of the Fund's investment Advisor, T. Rowe Price, under procedures approved by the Board of Directors. The techniques used to arrive at this valuation have taken into account the interim non-tradable position and the uncertainty surrounding the remaining distribution(s), if any. The security will continue to be valued at zero until a distribution has been determined, the occurrence of company-specific or industry events, or other market factors suggest the value should be changed.

The following is a reconciliation of Fund investments using Level 3 inputs for the period:

Equity Securities
Balance, December 31, 2013	$—
Sales	—
Change in unrealized appreciation (depreciation)	—
Realized gain (loss)	—
Transfers to Level 3 from Level 2	—
Balance, December 31, 2014	$—

Level 1 and Level 2 assets are evaluated on a quarterly basis for changes in listings or delistings on national exchanges.

Transfers between levels are recognized at the value at the end of the reporting period. During the year ended December 31, 2014, the Fund recognized one transfer from Level 1 to Level 2 amounting to $270,000.

(2) Tax Matters and Distributions

At December 31, 2014, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $311,687,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $6,908,000. Aggregate gross unrealized loss on securities in which there was an excess of tax cost over value was approximately $9,950,000. Net unrealized loss on investments for tax purposes at December 31, 2014 was approximately $3,042,000.

At December 31, 2014, the Fund had approximate capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

Carryover Available	Expiration Date
$2,073,000	December 31, 2016
26,830,000	December 31, 2017
$28,903,000

It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carry forward.

The tax character of distributions paid to common shareholders in 2014 and 2013 of approximately $19,513,000 and $20,097,000, respectively, was from ordinary income.

As of December 31, 2014, the components of distributable earnings on a tax basis were approximately:

Undistributed Ordinary income	$843,000
Unrealized Loss	(2,664,000)
Capital Losses Carry Forward	(28,903,000)
Investments and Currencies Loss Deferrals	(2,287,000)
$(33,011,000)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to market discount adjustments, wash sales and post-October losses. The Fund has recorded several reclassifications in the capital accounts to present undistributed net investment income and accumulated net realized losses on a tax basis. These reclassifications have no impact on the net asset value of the Fund. For the year

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2014

ended December 31, 2014, permanent differences between book and tax accounting have been reclassified as follows:

Increase (decrease) in:

Undistributed net investment income	$1,881,000
Capital in excess of par value	$91,000
Accumulated net realized loss from securities transactions	$(1,972,000)

Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

The Fund is required to amortize market discounts and premiums for financial reporting purposes. This results in additional interest income in some years and decreased interest income in others for financial reporting purposes only. The Fund does not amortize market discounts or premiums for tax purposes. Therefore, the additional or decreased interest income for financial reporting purposes does not result in additional or decreased common stock dividend income.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2011-2013, or expected to be taken in the Fund's 2014 tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(3) Investment Advisory Agreement

T. Rowe Price Associates, Inc. (T. Rowe Price), the Fund's Investment Advisor, earned approximately $1,185,000 in management fees during the year ended December 31, 2014. Management fees paid by the Fund to T. Rowe Price were calculated at 0.50% on the first $50,000,000 of the Fund's average weekly net assets, 0.40% on the next $50 million and 0.30% on average weekly net assets in excess of $100 million. T. Rowe Price's fee is calculated based on assets attributable to the Fund's common stock and senior securities. At December 31, 2014, the fee payable to T. Rowe Price was approximately $97,000, which was included in accrued expenses on the accompanying statement of assets and liabilities.

(4) Bank Credit Agreement

The Fund has a credit agreement with The Bank of Nova Scotia pursuant to which the Fund may borrow up to an aggregate amount of $100,000,000. On May 14, 2013 the Fund borrowed an additional $14,575,000 to draw fully upon the credit facility and on May 9, 2014 reduced it by $10,000,000. The Fund extended the term of the facility to October 2015. Amounts borrowed under the credit facility bear interest at an adjustable rate based on a margin above LIBOR. The rate paid on these borrowings is approximately 1.06% and will be in effect until January 9, 2015 at which time the rate will be reset. For the year ended December 31, 2014 the weighted average rate on the loan was approximately 1.06% and the maximum amount borrowed during the period was $100,000,000. On December 31, 2014 the total amount outstanding on the loan was $90,000,000.

The Fund pays a commitment fee to The Bank of Nova Scotia at a rate of .15% per annum for any unused portion of borrowings not to exceed $100,000,000. For the year ended December 31, 2014 the Fund paid approximately $10,000 for this commitment.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2014

The Fund has granted to The Bank of Nova Scotia a security interest in the investments and other assets of the Fund in accordance with the Credit Agreement.

(5) Purchases and Sales of Securities

Purchases and proceeds of sales or maturities of long-term securities during the year ended December 31, 2014 were approximately:

Cost of purchases	$158,702,000
Proceeds of sales or maturities	$180,243,000

(6) Related Party Transactions

The Fund paid approximately $203,000 during the year ended December 31, 2014 to an officer of the Fund for the provision of certain administrative services.

(7) Derivative Contracts (Currency Amounts in Thousands)

Forward Currency Exchange Contracts—As of December 31, 2014 the Fund had forward currency exchange contracts outstanding as follows:

Counterparty	Settlement Date	Receive (Deliver)		Asset(1)	Liability(1)	Unrealized Appreciation (Depreciation)
Deutsche Bank	1/9/15	GBP	(2,939)	$4,718	$4,581	$137
HSBC	1/9/15	GBP	(85)	137	133	4
State Street Bank	1/9/15	GBP	178	278	280	(2)
State Street Bank	1/9/15	GBP	(30)	47	47	—
Bank of America	3/12/15	EUR	(7,829)	9,728	9,479	249
Net unrealized gain on open forward currency exchange contracts						$388

(1)  Forward currency exchange contracts are not shown gross on the statement of assets and Liabilities. The net exposure is reflected.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2014

Fair Value of Derivative Instruments—The fair value of derivative instruments as of December 31, 2014 was as follows:

	Asset Derivatives December 31, 2014
	Statement of Assets and Liabilities Location	Fair Value
Forward currency contracts	Unrealized gain on currency and forward currency exchange contracts	$390
	Unrealized loss on currency and forward currency exchange contracts	(2)

The effect of derivative instruments that are included on the Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain on Derivatives
Realized gain on investments and currencies, net
Forward currency contracts	$1,390
Change in Unrealized Depreciation on Derivatives
Change in net unrealized appreciation (depreciation) on investments and other financial instruments
Forward currency contracts	$542

(8) Subsequent Events

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2014.

The New America High Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
The New America High Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The New America High Income Fund, Inc., as of December 31, 2014, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (US). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where brokers did not reply to our confirmation request. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The New America High Income Fund, Inc. as of December 31, 2014, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

  TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 20, 2015

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Availability of Portfolio Holdings

The Fund provides a complete schedule of its portfolio holdings quarterly. The lists of holdings as of the end of the second and fourth quarters appear in the Fund's semi-annual and annual reports to shareholders, respectively. The schedules of portfolio holdings as of the end of the first and third quarters are filed with the Securities and Exchange Commission (the "SEC") on Form N-Q (the "Forms") within 60 days of the end of the first and third quarters. Shareholders can look up the Forms on the SEC's web site at www.sec.gov. The Forms may also be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's web site and their public reference room. In addition, the Forms may be reviewed on the Fund's web site at www.newamerica-hyb.com.

Compliance with CFTC Regulation of Transactions in Commodity Interests

The Fund does not currently intend to engage in transactions in commodity interests such as futures contracts, options on futures contracts, and swaps. However, the Fund may in the future enter into interest rate transactions, such as swaps, caps, collars and floors for the purpose or with the effect of hedging its portfolio and/or its payment obligations with respect to senior securities. In addition, the Fund has reserved the right, subject to the approval of the Board of Directors, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. To the extent it engages in transactions in commodity interests, the Fund expects their use to be limited such that the Fund may claim the exclusion from the definition of the term "commodity pool operator" available under Regulation 4.5 of the Commodity Futures Trading Commission under the Commodity Exchange Act, and will not therefor be subject to regulation as a pool operator under the Commodity Exchange Act.

Common Stock Transactions

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Information About the Review and Approval of the Fund's Investment Advisory Agreement

On October 23, 2014, the Board of Directors, including all of the Directors who are not "interested persons" of the Fund (the "Independent Directors") within the meaning of the Investment Company Act of 1940, approved the continuation of the Advisory Agreement with the Adviser. In considering this action, the Directors requested and reviewed a variety of materials relating to the Fund and the Adviser, including information on the Adviser's organization, operations and personnel, services the Adviser provides to the Fund, the Adviser's investment management practices, the Adviser's fees and profitability, the Adviser's compliance programs, and the performance of the Fund relative to other closed-end high yield debt funds, the Adviser's other high yield debt clients and various high yield debt market indices, among other matters. The Directors also took into account performance, portfolio management, organizational and other information regarding the Fund and the Adviser provided to them by the Adviser and the Fund's personnel on an ongoing basis in connection with meetings of the Board and otherwise.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by the Adviser, the Directors reviewed information relating to various aspects of the Adviser's operations and personnel, including financial condition, portfolio management and other professional staff, organizational and management structure, trade placement policies and compliance practices. In the course of their deliberations regarding the Advisory Agreement, the Directors evaluated, among other things: (a) the services rendered by the Adviser in the past; (b) the qualifications and experience of the Adviser's personnel; and (c) the Adviser's compliance programs. The Directors also took into account the financial condition of the Adviser with respect to its ability to provide the services required under the Advisory Agreement. After consideration of the foregoing, the Directors concluded that: (1) the Adviser is a large, well-capitalized organization with substantial resources and personnel; (2) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (3) the Adviser's personnel are qualified to manage the Fund's assets in accordance with its investment objectives and policies; (4) the Adviser's disciplined but flexible investment approach is appropriate for the Fund; (5) the Adviser has demonstrated an appropriate awareness of the special requirements associated with the Fund's leveraged structure; and (6) the Adviser maintains appropriate compliance programs.

Fund Performance. In evaluating Fund performance, the Directors considered (a) the Fund's performance relative to the performance of other leveraged closed-end high yield debt funds, (b) the Fund's performance relative to the performance of various third-party indices for registered high yield debt funds, (c) the Fund's performance relative to the performance of a composite designed to present the aggregate investment results for the high yield debt mandates managed by the Adviser, and (d) the Fund's performance relative to the performance of various third-party indices for the high yield debt market. The Directors also took note of the conditions in the high yield debt market during the period since the Adviser was retained, the Adviser's responsiveness to the Board's emphasis on maintaining dividend stability, and the limitations imposed on portfolio management by (i) the asset coverage requirements for the Fund's credit facility and (ii) the diversification and asset coverage requirements associated with the credit rating for the Fund's auction term preferred stock during the period when the preferred stock was outstanding. On the basis of the foregoing, among other considerations associated with the Fund's performance, the Directors concluded that the Fund's performance has been reasonable given the investment/risk profile the Fund has sought to maintain and conditions in the high yield debt market.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Costs of Services/Adviser Profitability. The Directors determined that information relating to the cost to the Adviser of the services it provides under the Advisory Agreement and the profitability to the Adviser of its relationship with the Fund were not relevant to their consideration of the Advisory Agreement's continuation. During all relevant time periods there has been no affiliation or other relationship between Fund personnel or the Directors on one hand and the Adviser on the other hand, that would compromise the independence of Fund personnel and the Directors from the Adviser in negotiating the terms of, and the fee rate to be paid under, the Advisory Agreement. Fallout benefits to the Adviser from its relationship with the Fund were not a consideration in the Directors' deliberations as the Adviser did not appear to receive any material benefit from the Fund other than its advisory fees.

Economies of Scale. Given the Fund's advisory fee structure under the Advisory Agreement (which provides for breakpoints), and the Fund's current and anticipated size, the Directors concluded that the Fund's advisory fee adequately reflects any economies of scale the Adviser might enjoy in managing the Fund.

Advisory Fee. In considering the fee payable to the Adviser under the Advisory Agreement, the Directors reviewed information relating to the fees paid by the two other registered funds with a high yield debt mandate comparable to the Fund's that are managed by the Adviser (a retail open-end fund and an institutional open-end fund, each sponsored by the Adviser), the Adviser's other fee schedules for client accounts focused on high yield debt, and data from Lipper Inc. on advisory fees paid by other funds in the Lipper CEFHY Leveraged Index. The Directors concluded that, in light of the nature, extent and quality of the services provided by the Adviser, the Fund's performance, and the other considerations noted above with respect to the Adviser, the Fund's advisory fee is reasonable.

Based on the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors concluded that approval of the Advisory Agreement would be in the interests of the Fund and its shareholders. Accordingly, on October 23, 2014, the Directors, including all of the Independent Directors, voted to approve continuation of the Advisory Agreement.

The New America High Income Fund, Inc.

Directors

Robert F. Birch
Joseph L. Bower
Bernard J. Korman
Stuart A. McFarland
Marguerite A. Piret
Oleg M. Pohotsky
Ellen E. Terry

Officer

Ellen E. Terry – President, Treasurer, Secretary

Investment Advisor

T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, Maryland 21202

Administrator

The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400

Custodian

State Street Corporation
One Lincoln Street
Boston, MA 02111

Independent Registered Public Accountants

Tait, Weller & Baker LLP
1818 Market Street
Philadelphia, PA 19103

Transfer Agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
(866) 624-4105
Web site: www.amstock.com

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers — February 12, 2015

Independent Directors

Name, Address[1], and Date of Birth	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)[3]	Other Directorships Held by Director
Joseph L. Bower DOB: 09/21/38	Director since 1988

Professor, Harvard Business School 1963-2014 – as Donald K. David Professor of Business Administration 1986-2007; Baker Foundation Professor 2007-2014; and Donald K. David Professor Emeritus since July 2014. Senior Associate Dean, Chair of the Doctoral Programs, Chair of the General Management Area, Chair of the General Manager and Corporate Leader Programs, Consultant on leadership, strategy, and organizational development.

Director of Anika Therapeutics since 1992, Brown Shoe 1982-2012, and Loews Corporation since 2002. Life Trustee of New England Conservatory of Music
Bernard J. Korman DOB: 10/13/31	Director since 1987

Chairman of the Board of Directors of Philadelphia Health Care Trust (non-profit corporation supporting healthcare delivery, education and research) (1995-2010); Director of Medical Nutrition USA, INC (develops and distributes nutritional products) (2004-2010);

Director of Omega Healthcare Investors, Inc. (real estate investment trust) since 1993.
Stuart A. McFarland DOB: 04/05/47	Director since 2013

Managing Partner, Federal City Capital Advisors, LLC since 1997; Chairman, Federal City Bancorp (2004-2007); Director, Brandywine Funds (2001-2013); President and CEO, Pedestal Inc. (internet enabled mortgage securities exchange) (1999-2003); EVP and General Manager, GE Capital Mortgage Services (1990-1996); President and CEO, GE Capital Asset Management Corporation (1990-1996); President and CEO, Skyline Financial Services Corp. (1988-1990) President and CEO, National Permanent Federal Savings Bank (1986-1988). Executive Vice President – Operations and Chief Financial Officer with Federal National Mortgage Association Fannie Mae (Fannie Mae) (1980-1985); and President and Director, Ticor Mortgage Insurance Company (1972-1980).

Director, Brookfield Funds (5 funds) since 2008; Director, United Guaranty Corporation since 2011; Director, Newcastle Investment Corp. (real estate investment trust) since 2002; Director New Senior Investment Group since 2014.

Marguerite A. Piret DOB: 5/10/48	Director since 2004	President and Chief Executive Officer of Newbury, Piret & Company, Inc. (an investment bank) (1981-Present); Member, Board of Governors, Investment Company Institute (1996-2004).	Trustee of Pioneer Funds (51 funds) since 1980.

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers — February 12, 2015 — Continued

Name, Address[1], and Date of Birth	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)[3]	Other Directorships Held by Director
Oleg M. Pohotsky DOB: 3/28/47	Director since 2013

Consultant and Managing Partner, Right Bank Partners (corporate governance and strategy consultancy) since 2002; SVP and Director of Mergers and Acquisitions, First Albany Bank (1991-2002); General Partner, Strategic Capital Associates (1989-1991).

Director, Avangardco Investments Public Holdings (agricultural production) since 2011; Advisor, Board of Advisors, Kaufman & Co. LLC (investment banking) since 2007; Trustee since 2000 and Chairman since 2012 of Tekla Healthcare Investors and Tekla Life Sciences Investors and Tekla Healthcare Opportunities Fund.

Interested Directors and Officers

Name, Address[1], and Date of Birth	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)[3]	Other Directorships Held by Director
Robert F. Birch[4] DOB: 3/12/36	Lead Director Since 2013 Director since 1992	President of The New America High Income Fund, Inc. (1992-April 2013), Director of Brookfield/Helios Funds (1998-2011); Director of Brandywine Funds (2001-2008); Chairman of Board and Co-Founder of The China Business Group, Inc. (strategic management consulting firm) (1995-2008); Director and Strategic Planning Consultant at Dewe Rogerson, Ltd. (1992-1998) (public relations firm); Director and Chief Executive Officer of Memtek Corporation (manufacturer of capital equipment to treat liquid toxic waste) (1989-1992); President and Chief Executive Officer of Gardner and Preston Moss, Inc. (investment management firm) (1969-1987); Manager at Arthur Andersen and Company (audit and management consulting) (1960-1968).

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers — February 12, 2015 — Continued

Name, Address[1], and Date of Birth	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)[3]	Other Directorships Held by Director
Ellen E. Terry[4] DOB: 4/9/59	Director Since 2014

President of the New America High Income Fund, Inc. since April 2013; Treasurer of the Fund since 1991; and Chief Compliance Officer of the Fund since 2004. She served as Vice President of the Fund from 1992 to April 2013.

  1  The address for each Director is c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, MA 02109.

  2  Each Director serves as such until the next annual meeting of the Fund's stockholders and until the Director's successor shall have been duly elected and qualified.

  3  The information reported includes the principal occupation during the last five years for each Director and other information relating to the professional experiences, attributes and skills relevant to each Director's qualifications to serve as a Director.

  4  The Fund has elected to treat Mr. Birch as an interested person of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") on the basis of his past service as President of the Fund, which ended April 2013. Ms. Terry is an interested person of the Fund on the basis of her positions with the Fund.

The New America High Income Fund, Inc.

PRIVACY POLICY

The New America High Income Fund Inc., (the "Fund") receives nonpublic personal information about individuals from the following sources:

• Information the Fund receives from an individual who chooses to register Fund shares in the individual's own name (a "registered holder") as provided on applications, forms, and otherwise;

• Information generated by a registered holder's Fund transaction and other account activity; and

• Information provided by individuals who make inquiries to the Fund via letter, E-mail or phone call ("correspondents")

The Fund does not disclose any nonpublic personal information about registered holders, former registered holders or correspondents to anyone, except as required by law or allowed under certain limited federal privacy law exceptions that relate, for example, to the maintenance and servicing of the Fund relationship. The Fund limits access to nonpublic personal information about these individuals to those Fund employees and third-party service providers who need the information in connection with Fund-related activities the Fund has asked them to perform. The Fund also maintains physical, electronic, and procedural safeguards that comply with federal standards to protect the security of registered holders' and correspondents' nonpublic personal information.

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

The New
America
High Income
Fund, Inc.

Annual

Report

December 31, 2014

ITEM 2. CODE OF ETHICS.

As of December 31, 2003, the Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer, Principal Financial Officer/Chief Financial Officer, Principal Accounting Officer, Vice President, Treasurer and Manager of Accounting and Compliance.  During the period covered by this report, there were no amendments to or waivers granted under the Code of Ethics.  The code of ethics is attached as an exhibit to this report and posted on the Fund’s web site at www.newamerica-hyb.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Audit Committee is comprised solely of Directors who are “independent” as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act.  The Board of Directors (a) has determined that each member of the Audit Committee is “financially literate” and has “accounting or related financial management experience” as these terms are used in the corporate governance standards of the New York Stock Exchange and (b) believes that each has substantial experience relating to the review of financial statements and the operations of audit committees.  In addition, the Board of Directors has determined that based upon their review of her experience and education, Ms. Piret qualifies as an “audit committee financial expert”, as that term has been defined by the instructions to this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Tait, Weller & Baker LLP (“Tait, Weller”) served as independent public accountants for the Fund for the years ended December 31, 2013 and December 31, 2012. The services provided by Tait, Weller consisted of the examination of the Fund’s annual financial statements, assistance and consultation in connection with SEC filings, and review of tax and certain compliance matters on behalf of the Fund.

Audit Fees. For fiscal 2014, the aggregate fees billed by Tait, Weller in connection with the audit of the Fund’s 2014 financial statements and review of the 2014 semi-annual financial statements totaled $49,300. Those fees for fiscal 2013 were $48,200.

Audit-Related Fees.  In fiscal 2014 and fiscal 2013, Tait, Weller did not bill the Fund for any assurance and related services that are reasonably related to the performance of the audit and review of the Fund’s financial statements.

Tax Fees. For fiscal 2014, the aggregate fees billed by Tait, Weller for its professional services related to preparation of the Fund’s federal and state tax returns, review of excise distributions, and testing of quarterly asset diversification totaled $7,300. For fiscal 2013 those fees were $7,300.

All Other Fees. Tait Weller did not bill for any products or services except as noted above, in fiscal 2014 or 2013.

Tait, Weller did not provide any non-audit services to T. Rowe Price Group, Inc. (“Price Group”), the parent company of the Fund’s investment adviser, or any of Price Group’s subsidiaries in 2014 or 2013.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Board of Directors has an Audit Committee, which consists of all the independent Directors. The Audit Committee is presently comprised of Mr. Bernard J. Korman, Mr. Stuart Mc Farland, Ms. Marguerite Piret, Mr. Oleg Pohotsky and Professor Joseph L. Bower.

ITEM 6.

This schedule is included as part of the Report to Shareholders filed under Item 1 of this Form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

T. ROWE PRICE ASSOCIATES, INC.

T. ROWE PRICE INTERNATIONAL LTD

T. ROWE PRICE (CANADA), INC

T. ROWE PRICE HONG KONG LIMITED

T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its

1

management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our proxy voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Global Proxy Services Group. The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (ISS) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

2

From time to time, T. Rowe Price may also obtain certain proxy voting research from Glass, Lewis & Co., LLC.

Meeting Notification

T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with the Policies and Procedures, as set by the Proxy Committee, and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors — For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent.  Outside of the U.S., we expect companies to adhere to the

3

minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-Takeover, Capital Structure and Corporate Governance Issues — T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues — T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

4

Mergers and Acquisitions — T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We generally oppose proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions because we believe these arrangements are, by and large, unnecessary, and they reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues — Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies — ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Fixed Income, Index and Passively Managed Accounts — Proxy voting for fixed income, index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process. In addition, fixed income accounts will generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security (i.e., consents, restructurings, reorganization proposals).

Divided Votes — In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against our proxy voting guidelines. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to our proxy voting guidelines.

5

Shareblocking — Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan — The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy.

Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside

6

business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund  in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).

REPORTING, RECORD RETENTION AND OVERSIGHT

The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

7

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Item 8(a)(1)

The New America High Income Fund (the “Fund”) is managed by an Investment Advisory Committee chaired by Paul A. Karpers.  Mr. Karpers has day-to-day responsibility for managing the Fund and works with the Committee in developing and executing the Fund’s investment program. Mr. Karpers has been chairman of the Committee since 2005.  He has served as portfolio manager throughout the past five years.  His biography is as follows:

Paul A. Karpers, CFA

Paul Karpers is a vice president of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a high yield portfolio manager in the Fixed Income Division.  He is chairman of the Investment Advisory Committee of the T. Rowe Price Institutional High Yield Fund. Prior to joining the firm in 1994, Paul was with the Vanguard Group in Philadelphia. He earned a B.S. in finance from LaSalle University and an M.B.A. with concentrations in finance and information systems from New York University. Paul also has earned his Chartered Financial Analyst designation and is a member of the CFA Institute and the Baltimore CFA Society.

Item 8(a)(2)

Other Accounts:

Paul Karpers:

	Number of Accounts	TOTAL Assets

• registered investment companies:	4	$2,756.5 million
• other pooled investment vehicles:	2	$1,732.5 million
• other accounts:	6	$1,636.7 million

As of 12/31/2014.

None of the accounts listed above have performance-based fees.

Conflicts of Interest

Portfolio managers at T. Rowe Price typically manage multiple accounts.  These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds, and commingled trust accounts.  Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio.  Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio.   T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.  Also, as disclosed under the section below, the portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the Price Funds. T.

Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Item 8(a)(3)

Compensation:

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in certain investment partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and Price Hong Kong, Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Item 8(a)(4)

Ownership of Securities

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned*

Paul A. Karpers	New America High Income Fund	$50,000 - $100,000

* As of 12/31/2014.

Item 8(b) — Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Fund’s principal executive officer and principal financial officer concluded that the Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	The Code of Ethics.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The New America High Income Fund, Inc.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President
Date:	March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President
Date:	March 6, 2015

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	Treasurer
Date:	March 6, 2015